Income Tax and Taxes Payable	12 Months Ended
Dec. 31, 2025
Income Tax and Taxes Payable [Abstract]
Income Tax and Taxes Payable

12. Income Tax and Taxes Payable

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

British Virgin Islands

Under the current and applicable laws of BVI, Ruifeng BVI is not subject to tax on income or capital gains.

Hong Kong

Juxing HK is incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate for the first HKD 2 million of assessable profits is 8.25% and assessable profits above HKD$2 million will continue to be subject to the rate of 16.5% for corporations in Hong Kong, effective from the year of assessment 2018/2019.

Juxing HK did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax laws, Juxing HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Singapore

BIYA Singapore is incorporated in Singapore and is subject to income tax under the regulations of Inland Revenue Authority of Singapore. Singapore operates a territorial basis of taxation. Income tax is imposed on income accruing in or derived from Singapore, or received in Singapore from outside Singapore. Capital gains are generally not subject to tax. The statutory corporate income tax rate is 17%. BIYA Singapore did not generate any taxable income and incurred a net loss. Accordingly, no provision for income tax has been recorded.

United State of America

Baiya U.S. and Baiya Media were incorporated in the State of Delaware and are subject to U.S. federal corporate income tax at a rate of 21%. Baiya U.S. is also registered to conduct business in the State of New York and, accordingly, is subject to taxation in New York State. For taxable years prior to January 1, 2027, the New York State corporate franchise tax rate on business income is 7.25%. Corporations are required to compute and pay the highest amount determined under four alternative bases: (i) 7.25% of net income, (ii) 0.1875% of the capital base, (iii) a fixed dollar minimum tax, or (iv) 1.5% of minimum taxable income.

PRC

Under the Enterprise Income Tax (“EIT”) Law of the PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% EIT rate while preferential tax rates, tax holidays, and even tax exemption may be granted on case-by-case basis. From January 1, 2022 to December 31, 2025, small and low-profit enterprises with annual taxable income exceeding RMB 1 million but not more than RMB 3 million, the actual income to be taxed will be further lowered at 25% of annual taxable income, and the corporate income tax is paid at the rate of 20%.A company recognized as a High-Tech Enterprise is eligible for a preferential enterprise income tax rate of 15%, reduced from the statutory rate of 25%, for a total of three years, including the year in which the High-Tech Enterprise Certificate is issued and the following two consecutive years, thereby benefiting from a 10% reduction in the applicable income tax rate.

The current PRC EIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by the PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

The provision for income tax consisted of the following:

	For the Years ended December 31,
	2025	2024	2023
Current income tax expense	$19,050	$28,530	$26,421
Deferred income tax expense	—	—	5,818
Total income tax expense	$19,050	$28,530	$32,239

The following table reconciles the statutory rate to the Company’s effective tax rate:

	For the Years ended December 31,
	2025	2024	2023
PRC statutory tax rate	25.0%	25.0%	25.0%
Effect of preferential tax rate(a)	(21.14)%	(17.0)%	(3.2)%
Change in tax rate*	—%	1520.5%	7.7%
Research and development credits	1.0%	(81.9)%	6.5%
Other non-deductible expenses	—%	10.7%	(1.6)%
Change in valuation allowance	(5.05)%	(1,376.3)%	(37.5)%
Effective tax rate	(0.2)%	81.0%	(3.1)%

(a)	VIE and certain VIE’s subsidiaries are subject to different favorable tax rates for the years ended December 31, 2025, 2024 and 2023. For the years ended December 31, 2025, 2024 and 2023, the tax saving as the result of the favorable tax rate amounted to $76,200, $29,255 and $53,622, respectively, and per share effect of the favorable tax rate were $0.02, $0.07 and $0.13 (after share reorganization), respectively.

*	The significant change in effective tax rate in 2024 was primarily attributable to the fact that VIE and its subsidiaries begin to incur losses during the year. To reflect the actual operating conditions, the measurement of deferred tax assets and liabilities no longer applied the statutory tax rate of 25% used in 2023, but instead adopted the 5% preferential small business tax rate, resulting in a notable variance in tax rates between the two years.

The components of deferred tax assets (liabilities) are as follows:

	As of December 31, 2025	As of December 31, 2024	As of December 31, 2023
Allowance for credit losses	$59,531	$48,801	$142,550
Net operating loss carrying forwards	624,424	560,764	973,586
Operating lease liabilities, net of right of use assets	-	152	1,667
Total deferred tax assets	683,955	609,717	1,117,803
Less: valuation allowance	(683,955)	(609,717)	(1,117,803)
Total deferred tax assets, net	-	—	—

The Company evaluates its valuation allowance requirements at end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management’s judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in income from operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carry forward period available under applicable tax law. As of December 31, 2025, the Company’s PRC operating entities had $971,979 net operating loss that can be carried forward to offset future taxable income for five years from the year the loss is incurred. As of December 31, 2025 and 2024, due to uncertainties surrounding future utilization on PRC subsidiary, the VIE and VIE’s subsidiaries accrued valuation allowance of $683,955 and $609,717 , respectively, against the deferred tax assets based upon management’s assessment as to their realization.

As of December 31, 2025 and 2024, the Company had no significant uncertain tax positions that qualify for either recognition or disclosure in the financial statements. The Company recognizes interest and penalties related to significant uncertain income tax positions in other expense if any; however, there were no such interest and penalties as of December 31, 2025 and 2024.

Taxes payable mainly consisted of the following:

	As of December 31, 2025	As of December 31, 2024
Income tax payable	$17,785	$249,190
Value added tax	70,569	(103,479)
Other taxes payable	17,669	528
Total	$106,023	$146,239